                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                JANUARY 22, 2002
                                (DATE OF REPORT)



                                 UGI CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         PENNSYLVANIA                  1-11071                  23-2668356
(STATE OR OTHER JURISDICTION      (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)                NUMBER)              IDENTIFICATION NO.)


                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (610) 337-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

UGI Corporation                                                         Form 8-K
Page 2                                                          January 22, 2002


ITEM 5.    OTHER EVENTS

         On Wednesday, January 30, 2002, UGI Corporation will report earnings for the first quarter ended December 31, 2001. Lon R. Greenberg, Chairman, will conduct a live teleconference on the Internet at http://www.shareholder.com/ugi/medialist.cfm to discuss the Company's earnings and current activities. The live webcast of the teleconference will begin at 4:00 PM eastern time. The webcast will be archived through February 28, 2002.

         In addition, a telephonic replay of the teleconference will be available at 7:00 PM eastern time on January 30, 2002 through midnight eastern time on Thursday, January 31, 2002 and can be accessed by dialing
1-888-203-1112, Passcode 407738. International replay access is 1-719-457-0820,
Passcode 407738.



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          UGI CORPORATION
                                          (REGISTRANT)



                                          By:  /s/  Robert W. Krick
                                               ------------------------------
                                               Robert W. Krick
                                               Treasurer

Date:  January 22, 2002